Convertible Preferred Stock	9 Months Ended
Sep. 30, 2012
Convertible Preferred Stock

(9)    Convertible Preferred Stock

In April 2009, we entered into a Series C Preferred Stock Purchase Agreement, pursuant to which we issued and sold an aggregate of 983,606 shares of Series C, at a purchase price of $6.10 per share, for gross proceeds of approximately $6.0 million. The total gross proceeds were remitted to our founder in exchange for a non-interest bearing promissory note (the Note) in the amount of $6.0 million. The Note was settled through the exchange of 7,868,848 shares of common stock at $0.76 per share, which we subsequently cancelled. At the time the Note was settled, the estimated fair value of our common stock was $0.28 per share. This resulted in compensation expense of $3.8 million in fiscal 2009.

On November 20, 2009, we entered into a Series D Preferred Stock Purchase Agreement with a new stockholder. The new stockholder purchased 2,990,635 shares of Series D at a price of $17.27 per share, for gross proceeds of $51.6 million. Concurrent with the sale and issuance of Series D preferred stock, we repurchased and subsequently cancelled 23,510,264 shares of common stock from eligible stockholders, including 16,480,000 shares of common stock from our founder, at a price of $2.16 per share. We also offered to repurchase 51,852 vested warrants from a financial institution for $17.27 per share, less the strike price of $1.25 per warrant. Gross proceeds from this transaction to our stockholders and warrant holders were $51.6 million. Eligible stockholders consist of all former and current employees whose employment commenced on or prior to November 1, 2009 and had vested shares as of December 2, 2009. Current employees were required to retain a minimum of 30% of their vested shares, while former employees could sell 100% of their shares.

At the time we repurchased the common stock and warrants, the estimated fair value of our common stock was $0.85 per share. The difference between the fair value and the price paid resulted in a premium paid to repurchase the common stock of approximately $30.8 million, of which $0.7 million, $2.0 million, $3.6 million and $24.5 million are reflected in cost of revenues, sales and marketing expenses, research and development expenses, and general and administrative expenses in the consolidated statement of comprehensive income (loss) for fiscal 2010, respectively. Additionally, the difference between the fair value and the price paid for the warrants resulted in a premium of $0.3 million reflected in interest and other income (expense), net in the consolidated statement of comprehensive income (loss) for fiscal 2010.

Upon the closing of our initial public offering (unaudited), all of the outstanding 10,462,877 shares of our convertible preferred stock automatically converted into an aggregate of 83,703,016 shares of common stock.

The rights, preferences and privileges of our convertible preferred stock were as follows:

Dividends

The holders of shares of the Series A and Series B were entitled to receive dividends of cash at the rate of 8% of the original issue price per annum, payable when and if declared by our board of directors or in connection with a liquidation event. The right to receive dividends was cumulative. As of June 30, 2010, and 2011 and December 31, 2011, no dividends were declared or paid.

Voting Rights

Each holder of convertible preferred stock was entitled to the number of votes equal to the number of whole shares of common stock into which the shares of convertible preferred stock held by such holder were then convertible.

Conversion

Each share of convertible preferred stock was convertible at any time at the option of the holder into eight shares of common stock (subject to customary adjustments to protect against dilution). In addition, each series of convertible preferred stock automatically converted into common stock upon the vote of the majority of the outstanding shares of such series and all series of convertible preferred stock automatically converted into common stock upon the closing of an IPO in which the cash proceeds, net of underwriting discounts and commissions, were at least $50.0 million.

Redemption

The Series A, Series B, and Series C had redemption provisions requiring us to redeem all of the then outstanding Series A, Series B, and Series C in three annual installments, beginning on a date no sooner than five years after November 25, 2009 if the holders of a majority of the Series A, the holders of a majority of the Series B, and the holders of a majority of the Series C all elect such a redemption. Upon redemption, the amount payable for each share of Series A, Series B and Series C shall be equal to the original issue price of such share plus, in the case of the Series A and Series B, an amount equal to 8% of the original issue price per annum on such share calculated from the date of issue of the first share of Series A or Series B, as applicable.

Due to the redemption provisions, the Series A, Series B and Series C were classified outside of permanent equity as “mezzanine” at their original fair value on the date of issue, net of issuance costs. Subsequent accretion charges were recorded to increase the net amount of these shares to the redemption amount, including the additional 8% per annum redemption amounts payable in respect of the Series A and Series B, at the earliest possible redemption date. The accretion charges were charged against additional paid-in capital as we did not have retained earnings, and to accumulated deficit once there was no additional paid-in capital available.

The combined aggregate amount of redemption requirements for all issuances of capital stock that were redeemable assuming exercise of redemption rights at the earliest possible date, was as follows as of December 31, 2011 (in thousands):

	Series A	Series B	Series C	Total
Years Ended December 31,
2012	$—	$—	$—	$—
2013	—	—	—	—
2014	216	410	2,000	2,626
2015	2,263	4,304	2,000	8,567
2016	2,107	4,013	2,000	8,120

Total redemption requirements	$4,586	$8,727	$6,000	$19,313

Liquidation Preference

Upon the liquidation, dissolution or winding up of our company, a consolidation or merger involving a change in control of our company or the conveyance of substantially all of our assets, the holders of Series C had a preference in liquidation over the Series A, Series B, Series D and common stockholders equal to the original issue price plus all declared and unpaid dividends. If our assets were insufficient to fulfill the Series C liquidation amount, the Series C stockholders would share in the distribution of the assets on a pro rata basis based on the full liquidation preference owed to each Series C stockholder.

After the payment in full of the liquidation preference of the Series C, the holders of the Series A and Series B had a preference in liquidation over the Series D and common stockholders equal to the original issue price plus all accrued or declared and unpaid dividends. If our assets were insufficient to fulfill the Series A and Series B liquidation amounts, the Series A and Series B stockholders would share in the distribution of the assets on a pari-passu, pro rata basis based on the full liquidation preference owed to each Series A and Series B stockholder.

After the payment in full of the liquidation preference of the Series C, Series A and Series B, the holders of the Series D had a preference in liquidation over the common stockholders equal to the original issue price plus all declared and unpaid dividends. If our assets were insufficient to fulfill the Series D liquidation amounts, the Series D stockholders would share in the distribution of the assets on a pro rata basis based on the full liquidation preference owed to each Series D stockholder.

After payment in full of the liquidation preference of the Series C, Series A, Series B and Series D, our assets that were legally available for distribution would be distributed ratably to the holders of common stock.

All preferred stock liquidation preferences were subject to appropriate adjustment in the event of any stock dividends, combinations, splits, recapitalizations and the like affecting such shares.

Due to the liquidation provisions of Series D, these shares were also classified outside of permanent equity as “mezzanine” at the redemption value as the deemed liquidation events and related timing were not solely within our control.